SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 20, 1998
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                Date of report (Date of earliest event reported)

                             Tel-Save Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware               0-26728          23-2827736
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(State or Other Jurisdiction    (Commission       (IRS Employer
     of Incorporation)          File Number)    Identification No.)


                       6805 Route 202, New Hope, PA 18938
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                    (Address of Principal Executive Offices)


                                  215-862-1500
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               Registrant's telephone number, including area code

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Item 5.  Other Events.

          Tel-Save Holdings, Inc. announced on August 20, 1998 that its previously reported discussions with Communication TeleSystems International d.b.a. WorldxChange Communications regarding the possible acquisition of such company had been terminated.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Tel-Save Holdings, Inc.
                                                    (Registrant)

Date:  August 27, 1998                      By:  /s/ Aloysius T. Lawn, IV
                                                --------------------------------
                                                     General Counsel